Exhibit 99.1

Orchestra BioMed Announces Appointment of Cardiovascular Device Industry Expert John Mack to Board of Directors

•	John Mack brings over 30 years of diverse medical device and healthcare technology experience to the Orchestra BioMed Board of Directors

•	Most recently, Mr. Mack served as Medtronic’s President of Cardiac Surgery; Previous Medtronic roles include Vice President, Business Development, Strategy & Portfolio Management

NEW HOPE, Pa., July 30, 2024 (GLOBE NEWSWIRE) -- Orchestra BioMed Holdings, Inc. (Nasdaq: OBIO, “Orchestra BioMed” or the “Company”), a biomedical company accelerating high-impact technologies to patients through risk-reward sharing partnerships, today announced the appointment of John Mack to its Board of Directors, effective as of July 29, 2024. Mr. Mack brings over 30 years of medical device, healthcare technology, and finance experience to the Company. Mr. Mack most recently served as President of Cardiac Surgery at Medtronic plc., where he successfully led the division to market leadership. During his tenure at Medtronic, he also served as Vice President & General Manager, Extracorporeal Therapies and Vice President, Business Development, Strategy & Portfolio Management where he led the business development operations for the coronary and structural heart business, a $3.2B global enterprise with over 12,000 employees.

“John is an esteemed member of the medical device community, and we are confident his extensive operational and strategic experience and proven leadership will be tremendous assets to the Orchestra BioMed Board,” said David Hochman, Chairman and CEO of Orchestra BioMed. “John’s outstanding track record includes helping guide Medtronic to market leadership in structural cardiology and strengthening their market leading position in cardiac surgery. He has a deep understanding of critical cardiovascular therapy markets and the role that high-impact, novel therapeutic devices can play in growing and transforming these markets. We expect his strong, industry-wide relationships to help us identify avenues for growth. We look forward to achieving new milestones together and realizing key opportunities to leverage our partnership-enabled business model.”

Mr. Mack commented, “I am honored to join Orchestra BioMed’s Board of Directors and enthusiastically support its mission to accelerate medical innovations and deliver life-changing therapies to patients. Having spent many years in the field, I have seen firsthand the transformative impact that innovation and the right strategic business relationships can have on patient care. The Company has real potential to make a significant contribution to the medical device landscape with its promising pipeline and partnership-enabled business model. I look forward to working with this dynamic organization and its team of visionaries.”

Mr. Mack is currently a member of the Board of Directors at Minneapolis Heart Institute Foundation, one of the leading nonprofit cardiovascular and vascular research and education institutions in the country. In addition to his role at Medtronic, Mr. Mack has served on the boards of MC3 Cardiopulmonary and the Twin Cities American Heart Association. His leadership has been recognized with awards such as the Wallin Leadership Award and the Medtronic Star of Excellence Award.

About Orchestra BioMed

Orchestra BioMed (Nasdaq: OBIO) is a biomedical innovation company accelerating high-impact technologies to patients through risk-reward sharing partnerships with leading medical device companies. Orchestra BioMed’s partnership-enabled business model focuses on forging strategic collaborations with leading medical device companies to drive successful global commercialization of products it develops. Orchestra BioMed’s lead product candidate is atrioventricular interval modulation (AVIM) therapy (also known as BackBeat Cardiac Neuromodulation Therapy (CNT™)) for the treatment of hypertension, a significant risk factor for death worldwide. Orchestra BioMed is also developing Virtue® Sirolimus AngioInfusion™ Balloon (SAB) for the treatment of atherosclerotic artery disease, the leading cause of mortality worldwide. Orchestra BioMed has a strategic collaboration with Medtronic, one of the largest medical device companies in the world, for development and commercialization of AVIM therapy for the treatment of hypertension in pacemaker-indicated patients, and a strategic partnership with Terumo, a global leader in medical technology, for development and commercialization of Virtue SAB for the treatment of artery disease. For further information about Orchestra BioMed, please visit www.orchestrabiomed.com, and follow us on LinkedIn.

References to Websites and Social Media Platforms

References to information included on, or accessible through, websites and social media platforms do not constitute incorporation by reference of the information contained at or available through such websites or social media platforms, and you should not consider such information to be part of this press release.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to the impact of Mr. Mack’s appointment on the Company’s collaboration with Medtronic and the Company’s ability to identify avenues for growth, statements relating to the potential efficacy and safety of the Company’s commercial product candidates, the ability of the Company’s partnerships to accelerate clinical development, and the Company’s late-stage development programs, strategic partnerships and plans to expand its product pipeline. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to regulatory approval of the Company’s product candidates and ongoing regulation of the Company’s product candidates, if approved; the timing of, and the Company’s ability to achieve, expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 27, 2024 and in the Company’s subsequently filed quarterly reports on Form 10-Q.

The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this press release. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

Investor Contact:
Bob Yedid
LifeSci Advisors
(516) 428-8577
Bob@lifesciadvisors.com

Media Contact:
Kelsey Kirk-Ellis
Orchestra BioMed
(484) 682-4892
Kkirkellis@orchestrabiomed.com